UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2016

         HII TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30291	03-0453686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 McKinney, Suite 125, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(713) 821-3157

8588 Katy Freeway, Suite 430, Houston, Texas, 77024

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

As previously reported, on September 18, 2015 (the “Petition Date’), HII Technologies, Inc. (“we”, “us”, “our”, the “Company” or “HIIT”) and each of its wholly-owned subsidiaries, Apache Energy Services, LLC, Aqua Handling of Texas, LLC, Hamilton Investment Group, Inc. and Sage Power Solutions, Inc. (collectively, the “Debtors”) filed voluntary petitions (collectively, the “Bankruptcy Petitions”) for reorganization under Chapter 11 of Title 111 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas Victoria Division (the “Court”).

As previously disclosed, on April 15, 2016, the Bankruptcy Court entered an order confirming the Debtors’ Third Amended Joint Plan of Reorganization, as originally filed with the Bankruptcy Court on April 5, 2016 and as thereafter modified (the “Plan”), which order was corrected via an amended confirmation order on April 26, 2016 (as amended, the “Confirmation Order”).

On May 20, 2016, the effective date of the Plan (the “Effective Date”) occurred.  On May 23, 2016, the Debtors filed a Notice of Effective Date of the Plan (the “Notice of Effective Date”) with the Court.  A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

PURSUANT TO THE TERMS OF THE PLAN, ALL OF THE COMPANY’S EXISTING EQUITY INTERESTS, CONSISTING OF AUTHORIZED AND OUTSTANDING SHARES OF COMMON STOCK, SHARES OF SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK OF THE COMPANY OR ANY OPTIONS OR WARRANTS TO PURCHASE COMMON STOCK OF THE COMPANY, WERE CANCELLED WITHOUT ANY CONSIDERATION AND NO VALUE.

The Securities and Exchange Commission will enter an order revoking the registration of our common stock under Section 12 of the Securities Exchange Act and thereby terminating any obligation for us to file further periodic or current reports in the future.

Section 3 – Securities and Trading Markets

Item 3.03. Material Modification of Rights of Security Holders.

Pursuant to the Plan, all equity interests in the Company (including outstanding shares of common stock, series A preferred stock, series B preferred stock, options, warrants or contractual or other rights to acquire any equity interests of the Company) were cancelled on the Effective Date.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit

Number

Description

99.1

Notice of Effective Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES, INC.

(Registrant)

Date:  May 23, 2016

By:

/s/ Loretta R. Cross

Loretta R. Cross. Chief Restructuring Officer

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